Exhibit 10(by)

                          MASTER DISTRIBUTOR AGREEMENT
                        For Puerto Rico and The Caribbean

Master Distributor Agreement, dated as of October 24, 2002 ("Agreement") between Artera Group, Inc., a Delaware corporation having a place of business at 20 Ketchum Street, Westport, CT 06880 ("Artera"), and Spyder Technologies Group, LLC, a Connecticut limited liability company having a place of business at 40 Kellogg Hill Road, Weston, CT 06883, a Federal Employer Identification Number of 32-0027124, a primary telephone number of 203-858-1915 and a primary World Wide Web site of http://www.spydergroup.com ("Master Distributor").

In consideration of the mutual promises contained in this Agreement, Artera and Master Distributor hereby agree as follows:

1.   Duties and Rights of Master Distributor.

(a) Master Distributor shall seek out and find resellers for Artera's "Artera Turbo" service (the "Service") in the Territory (as defined in Schedule A) as more fully described in this Agreement. Master Distributor shall describe the Service to prospective resellers in the Territory, make presentations about the Service to such resellers, facilitate the negotiation and execution of agreements between Artera and such resellers and, if such agreements are reached, maintain Artera's business relationships with such resellers. Master Distributor shall be responsible for obtaining sufficient knowledge about the Service to enable Master Distributor to describe the Service accurately and otherwise to perform its duties under this Agreement.

(b) Master Distributor shall be responsible for providing training to all resellers in the Territory, such that those resellers are able to provide level 1 support to their customers as described in Schedule B. For resellers of Master Distributor that cannot or do not provide such level 1 support to their customers, Master Distributor will provide such level 1 support to those customers. In all cases, Master Distributor will be responsible for providing level 2 support (i.e., support pertaining to more detailed, Service-specific problems or issues) to all of its resellers, and their customers, in the Territory. Artera shall be responsible for all level 3 support (i.e., software bug fixes).

(c) Master Distributor shall make available such time as Master Distributor, in its sole discretion, deems appropriate for the performance of its duties under this Agreement. Master Distributor may perform similar services for other companies during the term of this Agreement, except that Master Distributor may not do so for companies whose products or services directly compete with the Service.

(d) Master Distributor may solicit all Targets (as defined in Schedule C) for the Service. Master Distributor will report such Targets that are active prospects for the Service to Artera each month.

(e) For sixteen months after the date of this Agreement, Master Distributor's right to solicit Targets in the Territory for the Service shall be exclusive. Thereafter, if Master Distributor has failed to achieve a Goal (as defined in Schedule D) for any twelve-month period (including months five through sixteen of this Agreement), Artera may at any time, upon 15 days' prior written notice to Master Distributor, irrevocably convert all of Master Distributor's rights under this Agreement to non-exclusive rights.

(f) In connection with the performance of its duties under this Agreement, Master Distributor shall have the right to use and refer to all trademarks and service marks associated with the Service, including but not limited to "Artera Turbo." Except for such right, however, such trademarks and service marks shall remain the sole property of Artera.

(g) In performing its duties and exercising its rights under this Agreement, Master Distributor shall, at its own expense, comply with all applicable laws, including but not limited to (i) the laws of all jurisdictions within the Territory as they pertain to the sale, distribution and use of the Service; and (ii) all import and export laws of the United States and such other jurisdictions as they pertain to the distribution of the Service as contemplated by this Agreement.

2.   Term and Termination.

(a) The initial term of this Agreement shall commence as of the date hereof and, unless terminated in accordance with Section 2(b) hereof, shall continue for a period of five years and four months. Thereafter, the term shall automatically renew for successive twelve-month periods unless one party gives the other party 30 days' prior written notice that this Agreement shall terminate as of the end of the then current term.

(b)  This  Agreement  may be  terminated  by either  party,  upon 30 days' prior written notice to the other party, for the material breach of this Agreement by the other party or for the willful misconduct or gross negligence of the other party in the course of performing its duties under this Agreement (such material breach, willful misconduct or gross negligence being deemed "Cause"), if such breach is not cured and such misconduct or gross negligence halted by the end of such 30-day period. In addition, this Agreement may be terminated by Artera at any time, upon 30 days' prior written notice to Master Distributor, if Master Distributor fails to achieve fifty percent (50%) of the applicable Goal for any twelve-month period as described in Schedule D.

(c) Upon the expiration or any termination of this Agreement, the obligations of the parties under this Agreement shall cease as of termination, except
     (i) obligations that accrued prior to termination; (ii) if the termination was not by Artera for Cause, Master Distributor shall receive commissions as described in Section 3(c) hereof; and (iii) as otherwise expressly provided in this Agreement.

3.   Compensation.

(a) As sole compensation for the services provided under this Agreement, Artera shall pay Master Distributor a commission equal to fifty percent (50%) of the Gross Revenues (as defined below) actually received by Artera for the Service during the term of this Agreement from or through resellers secured by Master Distributor in the Territory. For purposes hereof, "Gross Revenues" shall mean monies received by Artera less sales, use, excise or similar taxes. Commissions to Master Distributor shall be payable twice per calendar month: on the 15th day of the month for monies received by Artera from the 25th day of the previous month through the 10th day of the current month, and on the 30th day of the month for monies received by Artera from the 11th day of the current month through the 24th day of the current month. Payments shall be wired to an account specified by Spyder. Master Distributor shall be responsible for all costs of sales and marketing incurred in connection with the distribution of the Service under this Agreement.

(b) Master Distributor will remit any payments due to its Service resellers in the Territory by the later of (i) the due date therefor under the agreement between Master Distributor and such reseller and (ii) seven days after receipt of the associated funds from Artera. If a payment obligation of Master Distributor to a reseller that is documented by such reseller is not paid by the applicable date above and such failure is not cured by Master Distributor within seven days after written notice thereof from Artera, Artera may directly remit the late payment and all future payments (whether late or not) documented by such reseller as being due from Master Distributor, and Artera may set off such payments against commissions due to Master Distributor under this Agreement. If, by the process above, Artera's right to remit a payment to a reseller and make the related setoff is triggered with respect to three or more resellers in any consecutive three-month period, Artera shall have such right to remit and set off with respect to all of Master Distributor's resellers.

(c) Following the expiration or any termination of this Agreement other than a termination by Artera for Cause, Master Distributor shall be entitled to receive commissions as described above with respect to Gross Revenues actually received by Artera for the Service from or through resellers secured by Master Distributor in the Territory prior to the date of expiration or termination; provided, however, that if Master Distributor elects to discontinue provision of (or responsibility for) support after such expiration or termination, its commission shall be reduced as follows:
     (i) for discontinuing level 1 support, the reduction is ten percent (10%) of Gross Revenues; and (ii) for discontinuing level 2 support, the reduction is a further five percent (5%) of Gross Revenues. For any support services Master Distributor elects to discontinue under the foregoing provision, Artera shall have the right to assume or make third party arrangements for provision of such services.

4. Expenses. All expenses incurred by Master Distributor in performing its duties under this Agreement shall be the sole ----------------- responsibility of Master Distributor unless otherwise agreed to in advance in writing by Artera.

5. Confidentiality. Simultaneously with their execution of this Agreement, the parties hereto shall execute a Non-Disclosure Agreement substantially in the form of Schedule E.

6. Notice. All notices under this Agreement shall be in writing and shall be deemed duly given upon delivery by hand, by recognized commercial courier, by fax or by certified mail (return receipt requested), in each case with postage or delivery charges pre-paid, as follows:

     If to Artera:                            If to Master Distributor:
     ------------                             ------------------------

     Artera Group, Inc.                       Spyder Technologies Group, LLC
     900 Straits Turnpike                     40 Kellogg Hill Road
     Middlebury, CT  06762                    Weston, CT  06883
     Fax:  203-577-5380                       Fax:  203-454-3094
     Attn:  Michelle Jordano                  Attn:  President

     with a copy to:
     --------------

     General Counsel
     Artera Group, Inc.
     20 Ketchum St.
     Westport, CT  06880
     Fax:  203-226-4338

7. Indemnification, Insurance and Limitation of Liability. Each party hereto shall indemnify and hold harmless the other party, such other party's affiliates, and the officers, directors, employees, agents and representatives of all thereof from and against any and all claims, damages, actions, costs and expenses (including reasonable attorneys' fees) arising out of or relating to a breach by such party of any of its representations, warranties or undertakings set forth in this Agreement or arising out of or relating to such party's intentionally wrongful or grossly negligent conduct in connection with this Agreement or such party's performance hereunder. In the event of a claim for which indemnification is to be sought hereunder, the party to be indemnified shall provide prompt written notice of such claim to the other party, shall allow the other party to control the defense of such claim and shall cooperate with the other party in conducting such defense. Each party shall at all times during the term of this Agreement maintain such insurance coverage, if any, that is commercially reasonable in light of the nature, volume and location of such party's business activities in connection with this Agreement. In no event shall either party be liable to the other or to any third party for incidental, special, punitive or consequential damages (including but not limited to lost profits) relating to this Agreement.

8.   Miscellaneous.

(a) Any provision of this Agreement that is prohibited or held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this Agreement.

(b) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. Neither party may assign this Agreement nor any rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

(c) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision hereof.

(d) Master Distributor shall be considered an independent contractor to Artera, and nothing in this Agreement shall be construed as creating an employment, agency, partnership or joint venture relationship between the parties.

(e) No provision of this Agreement shall be interpreted against a party solely because such party or its attorney drafted such provision.

(f) Neither party shall be deemed in breach of this Agreement to the extent that performance of its obligations is prevented or delayed by reason of any act of God, fire, natural disaster, accident, riot, act of government, shortage of materials or supplies, failure of transportation or communication, third party nonperformance (including, without limitation, failure of performance by common carriers, interexchange carriers and local exchange carriers) or any other cause beyond such party's reasonable control.

(g) This Agreement shall be construed in accordance with the laws of the State of Connecticut, U.S.A., without regard to the principles of conflicts of laws thereof.

(h) Jurisdiction for any action under this Agreement shall lie solely in the Federal or state courts located in the State of Connecticut, and venue in any such action shall be proper only therein.

(i) Except as may be expressly set forth herein, this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous written or oral agreements or communications between such parties with respect to such subject matter.

IN WITNESS WHEREOF, Artera and Master Distributor have duly executed this Agreement as of the date first above written.

ARTERA GROUP, INC.                            SPYDER TECHNOLOGIES GROUP, LLC


By:     /s/ CY E. HAMMOND                      By:    /s/ JONATHAN PARRELLA
    ------------------------------                ------------------------------
         Cy E. Hammond                                 Jonathan Parrella
         Treasurer                                     President

                                                                      Schedule A

                                    TERRITORY

The "Territory" is defined as the islands located in the Caribbean and Southern Atlantic as listed below (it is intended that the list include all islands associated with those listed below, many of which are too small to list separately):

Anguilla
Antigua
Aruba
Bahamas
Barbados
Bonaire
British Virgin Islands
Cayman Islands
Curacao
Dominica
Dominican Republic
Grenada
Guadeloupe
Guyana
Haiti
Jamaica
Martinique
Puerto Rico 1
Saba
St. Barthelemy
St. Eustatius
St. Kitts
St. Lucia
St. Martin (both parts)
St. Vincent and The Grenadines
Trinidad and Tobago
Turks and Caicos
U.S. Virgin Islands 2


1 Excluding all Incumbent Local Exchange Carriers ("ILECs") other than Puerto Rico Tel, and exluding all Rural Local Exchange Carriers ("RLECs").

2    Excluding all ILECs and RLECs.

                                                                      Schedule B

                                 LEVEL 1 SUPPORT

The purpose of Level 1 support is to assist the End User in the basic installation and usage of the Service. This can include answering some general questions to help the End User understand what the Service is and how it provides a benefit to them. While these questions may be more "marketing" in nature, they will allow the End User to have a better overall experience with the Service and the support services relating thereto. Level 1 support is responsible for assisting the End User with the items listed below. It is presumed that this list will be refined as experience is gained and the Service evolves over time.

1.   Establishing  an  Internet   connection   (typically  via  Windows  Dial-Up
     Networking).

2.   Launching a Web browser and surfing to various Web sites on the Internet.

3. Answering basic questions about the system configuration needed for running the Service (i.e. Windows version, memory, hard disk space) as documented on Artera's Web site.

4.   Assisting the customer in downloading the Service software.

5.   Running the Service's setup program and installing it to their PC.

6.   Launching/running the Service.

7. Answering basic questions about navigating within the Service's user interface.

8. Answering basic questions about, and showing the End User, how to know if the Service is working. This includes pointing out the Network View, Activity View and SpeedBar.

9. Diagnosing that the End User's browser is actually forwarding its requests to Artera. This is accomplished by reviewing the Activity View and the browser's proxy settings.

10. Assisting an End User who is using a dialer other than Windows Dial-Up Networking (e.g., Juno or NetZero).

11. Assisting an End User who is using a browser other than Internet Explorer. This will require telling the End User how manually to set the browser's proxy settings.

12.  Verifying that the End User has an Artera data center connection online.

13.  Assisting the End User in how to uninstall the Service.

14. Helping End Users to understand what the Service's Firewall is and how to disable it if they desire. The End User should be told that they should not run the Service's Firewall with any other firewall. The End User should be helped to understand the ramifications of disabling the Service's Firewall.

15.  Assisting  the End  User  in  opening  additional  ports  in the  Service's
     Firewall.

16. Assisting the End User in adding sites into the Service's Site Blocking list.

17.  Assisting the End User in adding sites into the Service's Ad Blocking list.

18. Helping End Users to understand how Ad Blocking removes ads and replaces them with "place holder" graphics. This can result in what appears to be "missing" elements on the page. The End User can be informed of how to turn off Ad Blocking if they do not like this behavior (understanding that this will reduce the speed benefits of the Service).

19. Helping End Users to understand how to change the image quality within the Service. This includes explaining how to refresh the page once quality has been set to "Best Quality." The End User should be informed of how to revert back to "Best Speed" image quality setting. The End User should understand that if they do not revert back to "Best Speed," this will reduce the speed benefits of the Service.

20.  Telling the End User how to get to the Artera Web site.

21. Explaining to the End User what a cache is, and how to adjust its settings within the Service.

22. Explaining to the End User what settings in their browser are changed when the Service is running. This includes the change to the proxy settings, the number of requests that the browser will issue at one time and the disablement of the browser's cache. Importantly, the End User should be told that when the Service is not running, or is uninstalled, these settings in the browser are changed back to their original values.

23. Answering questions about obtaining (i.e., downloading) Service product updates and installing them.

                                                                      Schedule C

                                     TARGETS

The "Targets" are all resellers whose principal place of business and principal source of business is located within the Territory. Those resellers that operate within the Territory, but whose principal place of business or principal source of business is located outside the Territory, are specifically excluded unless agreed, in each case, in advance in writing by Artera.

                                                                      Schedule D

                                      GOALS

The "Goals" are defined as the following:

1.   Ramp-up period:

For the first four months after the date of this Agreement, there are no specific requirements.

2.   For the first twelve months thereafter:

Master Distributor will secure Five Hundred Thousand Dollars ($500,000.00) in Gross Revenues for Artera from sales of the Service in the Territory.

3.   For succeeding twelve-month periods:

Master Distributor will secure Gross Revenues for Artera from sales of the Service in the Territory that are twenty percent (20%) higher than the required level for the preceding twelve months.

                                                                      Schedule E

                                     FORM OF
                            NON-DISCLOSURE AGREEMENT
                               ARTERA GROUP, INC.

Non-Disclosure  Agreement,  dated as of October ___, 2002, between Artera Group,
Inc.,   for  itself  and  its   subsidiaries,   parent  company  and  affiliates
(collectively, "Artera"), and Spyder Technologies, LLC, (the "Company").

WHEREAS, the parties hereto wish to consider a possible business transaction, relationship or arrangement between them, in connection with which it may be necessary or desirable for such parties to exchange technical, scientific, marketing, business or other confidential or proprietary information.

NOW, THEREFORE, in consideration of these premises, and of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.   Definitions.

(a) "Disclosing Party" shall mean the party hereto disclosing information to the other party hereto.

(b) "Receiving Party" shall mean the party hereto receiving information from the other party hereto.

(c) "Confidential Information" shall mean information disclosed by or on behalf of one party hereto to the other party hereto that relates in any way to the Disclosing Party's business, operations, products, processes, methodologies, formulas, plans, intentions, projections, know-how, intellectual property rights, trade secrets, market opportunities, suppliers, customers, marketing activities, sales, software, hardware, computer or telecommunications systems, costs, prices, usage rates, records, finances or personnel, whether expressed or disclosed in writing, electronically, orally or by any other means, and whether or not marked "confidential" by the Disclosing Party. Notwithstanding the foregoing, "Confidential Information" shall not include information that (i) is or becomes generally available to the public through no fault of the Receiving Party, (ii) was known to the Receiving Party prior to disclosure by the Disclosing Party, (iii) was independently developed by the Receiving Party without reliance on Confidential Information or (iv) was lawfully received by the Receiving Party from a third party without breach of any obligation to the Disclosing Party by such third party.

2. Disclosure of Confidential Information. During the term of this Agreement, each party hereto may disclose Confidential Information to the other party. Neither party has any obligation to disclose or accept Confidential Information under this Agreement.

3. Obligation of Confidentiality. Confidential Information received by a party hereunder shall forever be kept in confidence by the Receiving Party. The Receiving Party may reveal such Confidential Information only to its officers, directors, employees, consultants, subcontractors or agents who have a need to know such Confidential Information, and shall ensure that such persons comply with all of the limitations set forth in this Agreement. Without limiting the generality of the foregoing, the Receiving Party shall exercise the same degree of care to preserve and safeguard the Disclosing Party's Confidential Information as the Receiving Party exercises with its own Confidential Information, which in no event shall be less than reasonably prudent care.

4. Permitted Disclosures. The confidentiality obligations of this Agreement shall not apply to the extent that disclosure of Confidential Information by a Receiving Party (a) is required by law, (b) is ordered by a court or administrative body of competent jurisdiction (where the party making such disclosure has given the other party as much prior written notice of such disclosure and as much opportunity to object to such order as is possible under the circumstances) or (c) occurs with the Disclosing Party's prior written consent in each instance.

5. Use of Confidential Information. During the period of confidentiality set forth above, Confidential Information may be used by the Receiving Party only in connection with actual or possible business transactions, relationships or arrangements with the Disclosing Party. Without the express written consent of the Disclosing Party in each instance, the Receiving Party shall not disassemble, reverse engineer, re-engineer, redesign, decrypt, decipher, reconstruct, re-orient, modify or alter any Confidential Information of the Disclosing Party or any circuit design, algorithm, logic or program code in any of the Disclosing Party's products, models or prototypes that contain Confidential Information, or attempt any of the foregoing.

6. Termination of Agreement. This Agreement shall be in effect from the date hereof until the date as of which this Agreement is terminated by either party via written notice to the other party; provided, however, that no such written notice may be given that has an effective date prior to the expiration or termination of the Master Distributor Agreement, dated as of the date hereof, between Artera and the Company. Termination of this Agreement shall not affect the rights and obligations of the parties set forth herein with respect to Confidential Information supplied prior to termination. Upon termination of this Agreement, or upon a written request by the Disclosing Party at any time, all copies of Confidential Information in the Receiving Party's possession shall be promptly returned to the Disclosing Party or destroyed. Upon a written request by the Disclosing Party, such return or destruction shall be certified by the Receiving Party.

7. Effect of Agreement. Neither this Agreement nor any disclosure of Confidential Information hereunder shall be deemed to (a) create any partnership, joint venture, employment or agency relationship between the parties, (b) bind either party to any business transaction, relationship or arrangement between them (without a separate agreement therefor) or (c) constitute a grant of any intellectual property or other right or license in any Confidential Information by the Disclosing Party to the Receiving Party.

8. Representations and Warranties. Each party represents and warrants to the other that it has the right to make the disclosures made by it under this Agreement. The Confidential Information disclosed under this Agreement is delivered "as is." The Disclosing Party makes no representation or warranty of any kind under this Agreement with respect to the accuracy of such Confidential Information, its suitability for any particular use or the non-infringement of any third party rights.

9. Remedies and Indemnification. Each party agrees that money damages would not be a sufficient remedy for a breach of this Agreement by it and that, upon such breach, in addition to all other remedies available under applicable law, the other party shall be entitled to specific performance and injunctive and other equitable relief as a remedy for such breach, and each party waives any requirement for the securing or posting of any bond in connection with such remedy. Each party shall indemnify and hold harmless the other party and such other party's officers, directors, employees, agents, consultants, subcontractors, representatives and affiliates from and against any and all losses, liabilities, claims, damages, actions, costs and expenses (including reasonable attorneys' fees) arising out of or relating to a breach by such party of any of its representations, warranties or undertakings set forth in this Agreement. Anything contained in this Agreement to the contrary notwithstanding, neither party hereto shall be liable to the other party for the other's special, incidental, consequential damages, including lost profits, or for any punitive damages, by reason of or in connection with a breach of this Agreement.

10. Export Regulations. Each party hereto shall comply with all applicable regulations of the United States Bureau of Export Administration of the Department of Commerce (Title 15, Code of Federal Regulations, Sections 700 et seq.), as amended from time to time. Without limiting the generality of the foregoing or of any other provision of this Agreement, neither party shall export or re-export any Confidential Information received from the other party to any person or entity if such export or re-export is prohibited without a government license or authorization, if such license or authorization shall not first have been obtained. The foregoing shall survive the expiration or any termination of this Agreement.

11. Notices. All notices under this Agreement shall be in writing and shall be deemed duly given upon delivery by hand, by recognized commercial courier, by fax or by certified mail (return receipt requested), in each case with postage or delivery charges pre-paid, as follows:

If to Artera:                             If to Master Distributor:
------------                              ------------------------

Artera Group, Inc.                        Spyder Technologies Group, LLC
900 Straits Turnpike                      40 Kellogg Hill Road
Middlebury, CT  06762                     Weston, CT  06883
Fax:  203-577-5380                        Fax:  203-454-3094
Attn:  Michelle Jordano                   Attn:  President

with a copy to:
--------------

General Counsel
Artera Group, Inc.
20 Ketchum St.
Westport, CT  06880
Fax:  203-226-4338

12. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut and the United States as applicable to agreements made and performed wholly therein. Jurisdiction for any action under this Agreement shall lie solely in the Federal or state courts located in the State of Connecticut, and venue in any such action shall be proper only therein. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements, communications or understandings between such parties. No modification or addition to this Agreement shall be binding unless effected by a written instrument signed by both parties hereto. This Agreement shall apply in lieu of and notwithstanding any specific legend or statement associated with any particular Confidential Information disclosed, and the duties of the parties shall be determined exclusively by the terms and conditions herein. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Moreover, if any provision of this Agreement is held to be excessively broad, such provision shall be deemed limited or reduced to the extent necessary to make it enforceable under application law. Neither party shall be deemed in breach of this Agreement to the extent that performance of its obligations is prevented by reason of any act of God, fire, natural disaster, accident, riot or other event of force majeure beyond such party's reasonable control. No provision of this Agreement shall be interpreted against a party solely because such party or its attorney drafted such provision. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SPYDER TECHNOLOGIES, LLC                      ARTERA GROUP, INC.


By:                                           By:
    ------------------------------                ------------------------------
         Jonathan Parrella                             Cy E. Hammond
         President                                     Treasurer